The Industry Leaders Fund(R)

[Cover Page Omitted]

Semi Annual Report (Unaudited)

For the Period July 1, 2002 to December 31, 2002

REPORT

   From the Adviser, Claremont Investment Partners(R), LLC

Dear Shareholders:

During the past semi-annual fiscal year period, The Industry Leaders FundÒ Class D fell 9.01%, the Class I fell 8.86% and the Class L shares fell 8.65%.  In that same period, the S&P 500 declined 10.30% while the value component of the S&P 500 (BARRA Value Index) declined 12.59%.  Since the inception of the Class D and I shares on March 17, 1999 both share classes have outperformed both benchmark indexes.  The Class L share has only been available since November 30, 2001.  A detailed performance analysis is included in the financial statement that follows.

The Investment Environment

The uncertainty of war has never been a good omen for stock market performance.  Also, the budget bloat of the federal government and the red-ink found in many state budgets can have a negative influence on the market’s short-term performance.  The US economy does appear to be growing, and that should lead to a stronger stock market as the geopolitical unrest is settled.  The timing and nature of the settlement will have a major impact on the stock market climate.  It may be possible to model stock market performance given the economic climate, but it is nearly impossible to predict the geopolitical outcome on the market in the short-term.  We continue to stress the importance of a diversified investment allocation between stocks, bonds and short-term money market instruments.

Outlook

We anticipate that the year 2003 will exhibit the same high market volatility as the past 3 years.  The Industry Leaders Strategy Model (TM) provides the balance and discipline to manage a diversified equity portfolio given the investment environment.  We believe the investment strategy that we follow, as part of a broad and diversified asset allocation strategy, is still a sound investment for the future.

Gerald P. Sullivan

President

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Performance Summary

For Industry Leaders Fund®

All the data on this page represent past performance on a pre-tax basis, which cannot be used to predict future returns that may be achieved by the Fund.  Note, that both share price and return can fluctuate widely.  An investor’s shares, when redeemed, could be worth more or less than their original cost.

[CHART OMMITED]

Annual Investment Returns

	ILF® Class D	ILF® Class I	ILF® Class L	S&P 500 Index	S&P BARRA Value Index

1999*	4.01%	4.19%	n/a	13.56%	7.56%
2000	-0.89%	-0.51%	n/a	-9.10%	6.07%
2001	-5.11%	-4.84%	n/a	-11.88%	-11.67%
2002	-15.34%	-15.15%	-14.85%	-22.09%	-20.85%

* Inception 3/17/99 to 12/31/99

   Inception of Class L Shares 12/31/01

Cumulative Performance

[CHART OMMITTED]

This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P BARRA Value Index ® and the S&P 500 Index®.  Results include the reinvestment of dividends and capital gains distributions.  Performance is historical and does not represent future results.  Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

	ILF®	ILF®	S&P	S&P BARRA
Value of $10,000	Class D	Class I	500 Index	Value Index
Inception 3/17/99	10,000	10,000	10,000	10,000
June 30, 1999	10,770	10,770	10,543	10,874
December 31, 1999	10,401	10,419	11,356	10,756
June 30, 2000	10,289	10,368	11,307	10,318
December 31, 2000	10,308	10,366	10,322	11,409
June 30, 2001	10,026	10,104	9,631	11,137
December 31, 2001	9,781	9,864	9,096	10,078
June 30, 2002	9,098	9,179	7,900	9,125
December 31, 2002	8,281	8,370	7,087	7,976

Comparative Average Annual Return Performance

of The Industry Leaders Fund® (a)(b)

Average Annual Total Returns
Periods Ended December 31, 2002	One	Three	Since
	Year*	Years**	Inception***
Industry Leaders Fund® - Class D	-15.34%	-7.32%	-4.85%
Industry Leaders Fund® - Class I	-15.15%	-7.04%	-4.58%
S&P 500 Index®	-22.09%	-14.54%	-8.68%
S&P BARRA Value Index®	-20.85%	-9.49%	-5.78%

	One	Since
	Year*	Inception****
Industry Leaders Fund® - Class L	-14.85%	-11.91%
S&P 500 Index®	-22.09%	-19.43%
S&P BARRA Value Index®	-20.85%	-17.72%

*1 year period 1/1/02 to 12/31/02.

**3 year period 1/1/00 to 12/31/02

***Inception date 3/17/99 for Class D & Class I, since inception 3/17/99 to 12/31/02.

****Inception date 12/3/01 for Class L, since inception 12/3/01 to 12/31/02

 (a) Past performance is not indicative of future performance.

 (b) All Classes of the Industry Leaders Fund® are net of all expenses, versus the gross market  benchmarks (the S&P BARRA Value Index® and the S&P 500 Index®).  Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

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Industry Leaders Fund®

Notes to Financial Statements

December 31, 2002

Industry Leaders Fund®
Schedule of Investments - December 31, 2002 (unaudited)
Common Stocks - 98.86%	Shares	Value

UTILITIES - 3.13%
Electric Utility East - 3.13%
Duke Energy Corporation	5470	106,883
The Southern Company	1465	41,591
		148,474

TOTAL UTILITIES		148,474

ENERGY - 9.61%
Natural Gas Distribution - 0.39%
KeySpan Corporation	520	18,325

Oilfield Services - 1.77%
Schlumberger Limited	1990	83,759

Petroleum Integrated - 6.78%
Exxon Mobil Corporation	3058	106,847
ChevronTexaco Corp.	1614	107,299
ConocoPhillips	2220	107,426
		321,572
Petroleum Producing - 0.67%
Apache Corporation	560	31,914

TOTAL ENERGY		455,570

FINANCIALS - 35.06%
Banks - 11.3%
JP Morgan Chase & Co.	4422	106,128
Wachovia Corporation	2920	106,405
Bank One Corporation	2915	106,543
Bank of America Corporation	1555	108,181
Wells Fargo & Co.	2310	108,270
		535,527
Financial Services Diversified - 10.49%
Citigroup Inc.	3001	105,605
Fannie Mae	1100	70,763
American Express Company	3020	106,757
American International Group, Inc.	1855	107,311
Freddie Mac	1810	106,881
		497,317
Insurance - Life - 2.8%
Metropolitan Life Insurance Company	900	24,336
Prudential Financial Inc. (a)	3410	108,232
		132,568
Insurance Property & Casualty - 5.75%
Allstate Insurance Company	2845	105,237
Berkshire Hathaway Inc "B" (a)	44	106,612
Travelers Property Casualty Corp	4120	60,358
		272,207
Securities Brokerage - 3.03%
Merrill Lynch & Co.	2840	107,777
Morgan Stanley	900	35,928
		143,705
Thrift - 1.69%
Golden West Financial Corporation	1115	80,068

TOTAL FINANCIALS		1,661,392

Industry Leaders Fund®
Schedule of Investments - December 31, 2002 (unaudited)
Common Stocks - Continued	Shares	Value

INDUSTRIAL CYCLICALS - 11.04%
Aerospace/Defense - 1.79%
Boeing Company	2575	84,949

Auto Parts OEM - 0.91%
Johnson Controls, Inc.	540	43,292

Cement & Aggregates - 0.24%
Vulcan Materials Company	300	11,250

Chemical Basic - 0.8%
Du Pont (E.I.) de Nemours & Company	890	37,736

Chemical Diversified - 0.91%
3M Company	350	43,155

Diversified - 0.41%
United Technologies Corporation	315	19,511

Electrical Equipment - 3.04%
Emerson Electric Co.	730	37,121
General Electric Company	4385	106,775
		143,896
Gold/Silver Mining - 0.38%
Barrick Gold Corporation	1155	17,799

Machinery - 1.22%
Caterpillar Inc.	1260	57,607

Metal Fabricating - 0.41%
Illinois Tool Works Inc.	300	19,458

Metals & Mining - 0.73%
Alcoa Inc.	1520	34,626

Steel General - 0.2%
Nucor Corporation	225	9,293

TOTAL INDUSTRIAL CYCLICALS		522,572

CONSUMER DURABLES - 2.55%
Furniture/Home Furnishing - 0.3%
Leggett & Platt Inc.	630	14,137

Diversified - 2.25%
Honeywell International Inc.	4440	106,560

TOTAL CONSUMER DURABLES		120,697

CONSUMER STAPLES - 6.45%
Beverage (Alcoholic) - 0.31%
Anheuser-Busch Companies Inc.	300	14,520

Beverage (Soft Drinks) - 1.05%
Coca-Cola Company	1130	49,517

Food Processing - 2.55%
Kraft Foods Inc.	2750	107,057
Unilever NV	220	13,576
		120,633
Food Wholesalers - 0.2%
SYSCO Corporation	325	9,682

Household Products - 0.83%
Procter & Gamble Company	460	39,532

Industry Leaders Fund®
Schedule of Investments - December 31, 2002 (unaudited)
Common Stocks - Continued	Shares	Value

CONSUMER STAPLES - Continued
Shoe - 0.23%
Nike Inc. - Class B	250	11,118

Tobacco - 1.09%
Philip Morris Companies Inc.	1275	51,676

Toiletries/Cosmetics - 0.19%
Gillette Company	300	9,108

TOTAL CONSUMER STAPLES		305,786

SERVICES - 4.76%
Advertising - 0.27%
Omnicom Group Inc.	200	12,920

Air Transport - 1.24%
United Parcel Service of America, Inc. - Class B	935	58,980

Industrial Services - 0.5%
Cintas Corporation	520	23,790

Newspaper - 0.76%
Gannett Co., Inc.	500	35,900

Publishing - 0.26%
The McGraw-Hill Companies Inc.	200	12,088

Recreation - 0.82%
Carnival Corporation	1560	38,922

Restaurant - 0.91%
McDonald's Corporation	2690	43,255

TOTAL SERVICES		225,855

RETAIL - 5.11%
Apparel - 0.34%
VF Corporation	450	16,223

Building Supplies - 1.06%
Home Depot Inc.	2100	50,316

Pharmacy Services - 0.51%
Walgreen Company	830	24,228

Retail Stores - 3.2%
Target Corporation	1560	46,800
Wal-Mart Stores Inc.	2075	104,808
		151,608

TOTAL RETAIL		242,375

Industry Leaders Fund®
Schedule of Investments - December 31, 2002 (unaudited)
Common Stocks - Continued	Shares	Value

HEALTH - 7.93%
Biotechnology - 1.16%
Amgen Inc.	1140	55,108

Drugs - 3.67%
Merck & Co. Inc.	1200	67,932
Pfizer Inc.	3475	106,231
		174,163
Medical Supplies - 3.1%
Abbott Laboratories, Inc.	980	39,200
Johnson & Johnson	2010	107,957
		147,158

TOTAL HEALTH		376,429

TECHNOLOGY - 13.22%
Computer and Peripherals - 4.82%
Hewlett-Packard Company	6155	106,851
International Business Machines Corporation	1425	110,437
Dell Computer Corporation	420	11,231
		228,519
Computer Software & Services - 4.37%
Electronic Data Systems Corporation	5300	97,679
Microsoft Corporation (a)	2120	109,603
		207,282
Semiconductor - 3.5%
Intel Corporation	6880	107,122
Texas Instruments Incorporated	3910	58,689
		165,811
Semiconductor Capital Equipment - 0.53%
Applied Materials, Inc. (a)	1940	25,278

TOTAL TECHNOLOGY		626,890

TOTAL COMMON STOCKS - 98.86%		4,686,040
(Cost $5,144,296)
	Principal
Money Market Securities - 0.24%	Amount	Value
Fiduciary Money Market Fund, 0.75% (b)	11,334	11,334
(Cost $19,351)

TOTAL INVESTMENTS - 99.1%		4,697,374
(Cost $5,155,630)

OTHER ASSETS LESS LIABILITIES - 0.9%		42,662

NET ASSETS - 100%		4,740,036
(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at December 31, 2002
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Industry Leaders Fund®		December 31, 2002
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities ($5,155,630)		$ 4,697,374
Cash		1,501,000
Dividends receivable		4,496
Receivable for Investments Sold		409,254
Total assets		6,612,123

Liabilities
Accrued investment advisory fee payable	$868
Accrued administration fee payable	758
Accrued shareholder services fee payable	212
Payable for investments purchased	1,870,249

Total liabilities		1,872,087

Net Assets		$ 4,740,036

Net Assets consist of:
Paid in capital		$ 5,655,558
Accumulated undistributed net investment income		19,222
Accumulated net realized gain (loss) on investments		(476,487)
Accumulated net unrealized appreciation (depreciation) on investments		(458,256)

Net Assets		$ 4,740,036

Class D:
Net Asset Value, offering price and redemption
price per share ($1,678,944 / 215,311 shares)		$ 7.80

Class I:
Net Asset Value, offering price and redemption
price per share ($1,615,842 / 209,359 shares)		$ 7.72

Class L:
Net Asset Value, offering price and redemption
price per share ($1,445,250 / 182,998 shares)		$ 7.90

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Industry Leaders Fund®
Statement of Operations for the period ended December 31, 2002 (unaudited)

Investment Income
Dividend income		$ 35,936
Interest income		82
Total Income		36,018

Expenses
Administration fee - Class D	$ 1,892
Administration fee - Class I	1,783
Administration fee - Class L	584
Investment advisory fee	4,945
Shareholder services fee - Class D	1,182
Total operating expenses		10,386
Net Investment Income		25,632

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(120,161)
Change in net unrealized appreciation (depreciation)
on investment securities	(239,259)
Net gain (loss) on investment securities		(359,420)
Net decrease in net assets resulting from operations		$(333,788)

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Industry Leaders Fund®
Statement of Changes in Net Assets (unaudited)

	Six months
	ended	Year ended
	December 31,	June 30,
	2002	2002
Increase (Decrease) in Net Assets
Operations
Net investment income	$25,632	$40,114
Net realized gain (loss) on investment securities	(120,161)	(15,429)
Change in net unrealized appreciation (depreciation)	(239,259)	(374,083)
Net increase (decrease) in net assets resulting from operations	(333,788)	(349,398)
Distributions to shareholders
From net investment income	(45,169)	(31,543)
From net realized gain	-	-
Total distributions	(45,169)	(31,543)
Share Transactions - net increase
Class D	771,416	42,814
Class I	762,089	(1,467,864)
Class L	21,639	1,672,344
Net increase in net assets resulting
from share transactions	1,555,144	247,294
Total increase (decrease) in net assets	1,176,187	(133,647)

Net Assets
Beginning of period	3,563,849	3,697,496

End of period (including accumulated undistributed net	$4,740,036	$3,563,849
investment income of $19,222 and $38,759 respectively)

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Industry Leaders Fund®
Class D
Financial Highlights

	Six months ended December 31, 2002					Period ended June 30, 1999 (a)
			Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2000

Selected Per Share Data
Net asset value, beginning of period	$8.66		$ 9.61	$10.13	$10.77	$10.00
Income from investment operations
Net investment income	0.05		0.08	0.06	0.09	0.03
Net realized and unrealized gain / (loss)	(0.83)		(0.96)	(0.32)	(0.56)	0.74
Total from investment operations	(0.78)		(0.88)	(0.26)	(0.47)	0.77
Distributions
Net investment income	(0.08)		(0.07)	(0.03)	(0.07)	0.00
Net realized gains			-	(0.23)	(0.10)	0.00
Total Distributions	(0.08)		(0.07)	(0.26)	(0.17)	0.00

Net asset value, end of period	$7.80		$8.66	$9.61	$10.13	$10.77

Total Return	(9.01)%		(9.16)%	(2.55)%	(4.36)%	7.70%	(b)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,679		$1,017	$1,082	$1,093	$1,130
Ratio of expenses to average net assets	0.95%	(c)	0.95%	0.95%	0.95%	0.95%	(c)
Ratio of net investment income to
average net assets	0.62%	(c)	0.85%	0.59%	0.84%	0.84%	(a)
Portfolio turnover rate	69.32%	(c)	65.53%	146.92%	78.04%	64.93%	(a)

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

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Industry Leaders Fund®
Class I
Financial Highlights

	Six months ended					Period ended
			Year Ended	Year Ended	Year Ended
	December 31,		June 30,	June 30,	June 30,	June 30,
	2002		2002	2001	2000	1999 (a)
Selected Per Share Data
Net asset value, beginning of period	$8.58		$9.65	$10.16	$10.77	$10.00
Income from investment operations
Net investment income	0.06		0.11	0.08	0.11	0.04
Net realized and unrealized gain / (loss)	(0.82)		(0.97)	(0.32)	(0.54)	0.73
Total from investment operations	(0.76)		(0.86)	(0.24)	(0.43)	0.77
Distributions
Net investment income	(0.10)		(0.21)	(0.04)	(0.08)	0.00
Net realized gains			-	(0.23)	(0.10)	0.00
Total Distributions	(0.10)		(0.21)	(0.27)	(0.18)	0.00

Net asset value, end of period	$7.72		$8.58	$9.65	$10.16	$10.77

Total Return	(8.86)%		(8.91)%	(2.65)%	(3.92)%	7.70%	(b)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,616		$959	$2,616	$2,021	$1,624
Ratio of expenses to average net assets	0.70%	(c)	0.70%	0.70%	0.70%	0.70%	(c)
Ratio of net investment income to
average net assets	0.74%	(c)	1.19%	0.83%	1.10%	1.39%	(a)
Portfolio turnover rate	69.32%	(c)	65.53%	146.92%	78.04%	64.93%	(a)

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

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Industry Leaders Fund®
Class L
Financial Highlights for the period November 30, 2001
(Commencement of Operations) to December 31, 2002
	Six months		Period
	ended		ended
	December 31,		June 30,
	2002		2002 (a)
Selected Per Share Data
Net asset value, beginning of period	$8.79		$9.21
Income from investment operations
Net investment income	0.07		0.07
Net realized and unrealized gain / (loss)	(0.83)		(0.48)
Total from investment operations	(0.76)		(0.41)
Distributions
Net investment income	(0.13)		(0.01)
Net realized gains			-
Total Distributions	(0.13)		(0.01)

Net asset value, end of period	$7.90		$8.79

Total Return	(8.65)%		(4.45)%	(b)

Ratios and Supplemental Data
Net assets, end of period (000)	$1,445		$1,587
Ratio of expenses to average net assets	0.38%	(c)	0.38%	(c)
Ratio of net investment income to
average net assets	1.55%	(c)	1.22%	(c)
Portfolio turnover rate	69.32%	(c)	65.53%	(c)

(a) November 30, 2001 (date of new share class availability) to June 30, 2002.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

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Industry Leaders Fund®

Notes to Unaudited Financial Statements

December 31, 2002

NOTE 1.  ORGANIZATION

     Industry Leaders Fund® (the “Fund”) was organized as a series of Industry Leaders Fund®, a Delaware business trust (the “Trust), on December 13, 1995 and commenced operations on March 17, 1999.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund’s investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

     The Fund currently consists of three classes of shares, Class D, Class I, and Class L each of which has equal rights as to assets and voting privileges except that each class has different administration and shareholder services expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review by the Board.  Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended.  By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains.  These rules may cause multiple distributions during the course of the year.

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Industry Leaders Fund®

Notes to Unaudited Financial Statements

December 31, 2002– continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates - Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Claremont Investment Partners® L.L.C. (the “Adviser”) to manage the Fund’s investments. The Adviser is organized as a Delaware limited liability company and its Chief Executive Officer is Barry F. Sullivan.  Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund’s portfolio.

     Under revised terms of the management agreement dated September 17, 2001, the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and receives a fee of 0.30% of the average daily net assets of the Fund.  Under the terms of the administration agreement dated September 17, 2001, the Adviser receives a fee based on average net assets for each of the different classes of shares.  For Class D and Class I, the Adviser receives an annual fee of 0.40%.  For Class L, the Adviser receives an annual fee of 0.08%.  The new administration and adviser fees went into effect with the creation of our Class L share on November 30, 2001.  Previous to that date, the Adviser was paid 0.70% as a management fee for the Class D and Class I.  The Adviser pays all of the expenses of the Fund except brokerage commission and SEC fees.  It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses are paid by the Adviser.

     For the semi-annual period ended December 31, 2002, the Adviser received a fee of $4,945 for management and $4,259 for administration from the Fund. Certain officers and trustees of the Fund are also officers of the Adviser and shareholders of the Fund.

     On behalf of the Class D shares, the fund has adopted a shareholders services plan (the “Shareholder Services Plan”). Under the Shareholder Services Plan, the Fund is authorized to pay a fee on an annual basis of 0.25% of the average daily net asset value of the Class D Shares. For the annual period ended June 30, 2002, the Adviser received shareholder services fees of $1,182 from the Fund for expenses related to the shareholder servicing of Class D Fund shares.

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Industry Leaders Fund®

Notes to Unaudited Financial Statements

December 31, 2002– continued

NOTE 4.  SHARE TRANSACTIONS

     As of December 31, 2002, there were an unlimited number of authorized shares for the Fund. Paid in capital on December 31, 2002 was $5,652,509.

     Transactions in shares were as follows:

	Period Ended		Year ended		Year ended
	December 31,2002		June 30, 2002		June 30, 2001
Class D:	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares Sold	96,531	761,550	4,693	40,250	1,854	$17,832
Shares issued in
reinvestment of dividend	1,250	9,865	809	7,564	2,831	$28,054
Shares Redeemed			(546)	($5,000)	(4)	($45)
Total	97,781	$771,415	4,956	$42,814	4,681	$45,841
	Period Ended		Year ended		Year ended
	December 31,2002		June 30, 2002		June 30, 2001
Class I:			Shares	Dollars	Shares	Dollars
Shares Sold	96,087	750,425	2,372	21,250	67,148	$660,231
Shares issued in
reinvestment of dividend	1,494	11,664	2,498	23,127	5,600	$55,660
Shares Redeemed			(164,158)	($1,512,241)	(708)	($7,082)
Total	97,581	$762,089	(159,288)	($1,467,864)	72,039	$708,809
	Period Ended		Year ended		Year ended
	December 31,2002		June 30, 2002		June 30, 2001
Class L:			Shares	Dollars	Shares	Dollars
Shares Sold	2,913	23,000	191,415	1,771,491	-	$0
Shares issued in
reinvestment of dividend	2,959	23,639	90	853	-	$0
Shares Redeemed	(3,439)	($25,000)	(10,941)	($100,000)	-	$0
Total	2,433	$21,639	180,564	$1,672,344	-	$0

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Industry Leaders Fund®

Notes to Unaudited Financial Statements

December 31, 2002– continued

NOTE 5.  INVESTMENTS

     For the six-month period ended December 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $2,771,455 and $1,200,734, respectively.  As of December 31, 2002, the gross unrealized appreciation for all securities totaled $113,646 and the gross unrealized depreciation for all securities totaled $571,902 for a net unrealized depreciation of $458,256.  The aggregate cost of securities for federal income tax purposes at December 31, 2002 was $5,326,794.  The difference between book cost of securities and tax cost of securities is due to wash sales of $167,605 and post-October losses of $3,559.

NOTE 6. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2002, Barry F. Sullivan, Chief Executive Officer of the Adviser beneficially owns 66% and is deemed a control person.

NOTE 7. LOSS CARRYFORWARDS

     At December 31, 2002, the Fund had available for federal tax purposes a capital loss carryforward of $185,239.  $175,617 expires in 2009 and $9,622 expires in 2010.  Capital loss carryforwards are available to offset future capital gains.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

NOTE 8. DISTRIBUTABLE EARNINGS

The tax character of distributions paid during fiscal 2003 were as follows:

Distributions paid from:	2002
Undistributed Ordinary Income	$(45,169)
Undistributed Long-Term Capital Gain	0
Undistributed Short-Term Capital Gain	0
$(45,169)

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	$19,222
Undistributed Long-Term Capital Gain	(308,882)
Unrealized Appreciation (Depreciation)	(1,644,830)
$(1,931,490)